Exhibit 99.1

After recording return to:

Rod W. Farrell, Esq.

Updike, Kelly & Spellacy, PC

8 Frontage Road

East Haven, CT 06512

OPEN-END MORTGAGE SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETINGS:

KNOW YE, that Sachem Capital Corp., a New York Corporation with a mailing address at 698 Main Street, Branford, Connecticut 06450 (hereinafter called the "Borrower"), for the consideration of ONE DOLLAR ($1.00) and other good and valuable consideration received to the Borrower's full satisfaction from New Haven Bank (hereinafter called the "Bank"), does hereby give, grant, bargain, sell and confirm, with MORTGAGE COVENANTS (hereinafter referred to as the "Mortgage"), unto the Bank, its successors and assigns forever the real property and improvements thereon known as 698 Main Street, Branford, Connecticut (the "Address") and 568 East Main Street, Branford, Connecticut as described in more detail on Exhibit A attached hereto and made a part hereof (the "Property").

TO HAVE AND TO HOLD the above granted and bargained Property, with the privileges and appurtenances thereof unto it, the said Bank, its successors and assigns forever, to its and their own proper use and behoof.

THE CONDITION OF THIS DEED IS SUCH THAT:

WHEREAS, pursuant to a loan agreement of even date herewith by and between Borrower and Bank (the "Loan Agreement"), Bank has made a loan in the amount of ONE MILLION SIX HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($1,660,000.00) (the "Loan") to the Borrower, which Loan is evidenced by a certain promissory note of even date herewith (the "Note"), a copy of which is attached hereto as Exhibit B and made a part hereof; and

WHEREAS, the Borrower is justly indebted to the Bank pursuant to the terms of the Note, the Loan Agreement, and the other Loan Documents subject to the following additional terms and conditions:

1.       MORTGAGE, OBLIGATIONS AND FUTURE ADVANCES

The amount of principal obligations outstanding and evidenced by the Loan Documents and secured by this Mortgage total ONE MILLION SIX HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($1,660,000.00) as of the date of this Mortgage but this Mortgage shall nevertheless secure payment and performance of all Obligations.

1.1                 Security Interest in Property. As continuing security for the Obligations the Mortgagor hereby pledges, assigns and grants to the Bank, and its successors and assigns, a security interest in any of the Property (as hereinafter defined) constituting personal property or fixtures. This Mortgage is and shall be deemed to be a security agreement and financing statement pursuant to the terms of the Uniform Commercial Code of Connecticut (the "Uniform Commercial Code") as to any and all personal property and fixtures and as to all such property the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in addition to its rights hereunder. This Mortgage constitutes a financing statement filed as a fixture filing under Section 9-502(c) of the Uniform Commercial Code covering any Property which now is or later may become a fixture.

1.2                 Collateral Assignment of Leases and Rents. The Mortgagor hereby irrevocably and unconditionally assigns to the Bank, and its successors and assigns, as collateral security for the Obligations all of the Mortgagor's rights and benefits under any and all Leases (as hereinafter defined) and any and all rents and other amounts now or hereafter owing with respect to the Leases or the use or occupancy of the Property. This collateral assignment shall be absolute and effective immediately, but the Mortgagor shall have a license, revocable by the Bank, to continue to collect rents owing under the Leases until an Event of Default (as hereinafter defined) occurs and the Bank exercises its rights and remedies to collect such rents as set forth herein.

1.3                 Conditions to Grant. The Bank shall have and hold the above granted Property unto and to the use and benefit of the Bank, and its successors and assigns, forever; provided, however, the conveyances, grants and assignments contained in this Mortgage are upon the express condition that, if Mortgagor shall irrevocably pay and perform the Obligations in full, including, without limitation, all principal, interest and premium thereon and other charges, if applicable, in accordance with the terms and conditions in the Loan Documents and this Mortgage, shall pay and perform all other Obligations as set forth in this Mortgage and shall abide by and comply with each and every covenant and condition set forth herein and in the Loan Documents, the conveyances, grants and assignments contained in this Mortgage shall be appropriately released and discharged.

1.4                 Property. The term "Property," as used in this Mortgage, shall mean that certain parcel of land and the fixtures, structures and improvements and all personal property constituting fixtures, as that term is defined in the Uniform Commercial Code, now or hereafter thereon located at the Address(es), as more particularly described in Exhibit A attached hereto, together with: (i) all rights now or hereafter existing, belonging, pertaining or appurtenant thereto; (ii) the following categories of assets as defined in the Uniform Commercial Code: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, whether now owned or hereafter acquired, that are located on or used in connection with, or that arise in whole or in part out of the Mortgagor's use of or business conducted on or respecting, the Property and any substitutions, replacements, accessions and proceeds of any of the foregoing; (iii) all judgments, awards of damages and settlements hereafter made as a result or in lieu of any Taking, as hereinafter defined; (iv) all of the rights and benefits of the Mortgagor under any present or future leases and agreements relating to the Property, including, without limitation, rents, issues and profits, or the use or occupancy thereof together with any extensions and renewals thereof, specifically excluding all duties or obligations of the Mortgagor of any kind arising thereunder (the "Leases"); and (v) all contracts, permits and licenses respecting the use, operation or maintenance of the Property.

1.5                 Obligations. The term "Obligation(s)," as used in this Mortgage, shall mean without limitation all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Mortgagor to the Bank at any time, of each and every kind, nature and description, whether arising under this Mortgage or any of the Loan Documents, including without limitation pursuant to the Note. A copy of the Note is attached hereto as Exhibit B and made a part hereof.

1.6                 Indebtedness and Maturity. The Bank has made a loan to the Mortgagor pursuant to the Loan Documents and evidenced by that certain Term Note, dated of even date herewith in the maximum principal amount of ONE MILLION SIX HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($1,660,000.00). The Loan Documents specifically permit the making of future advances by the Bank to the Mortgagor in accordance with Section 49-3 of the Connecticut General Statutes. The loan evidenced by such Term Note shall become due and payable in full on March 1, 2038 (the "Maturity Date"). The Mortgagor and the Bank agree it is their mutual intent that this Mortgage constitute, inter alia, a lien securing the Obligations including without limitation, to the extent any amounts are to be advanced at a later date pursuant to the terms of the Loan Documents or such Term Note, in accordance with Section 49-3 of the Connecticut General Statutes, and that the Bank and the Mortgagor shall have all of the rights, powers and protections to which the parties of an open-end construction mortgage are entitled under Connecticut law.

1.7                 Cross-Collateral and Future Advances. It is the express intention of the Mortgagor that this Mortgage secure payment and performance of all of the Obligations, whether now existing or hereinafter incurred by reason of future advances by the Bank or otherwise, and regardless of whethersuch Obligations are or were contemplated by the parties at the time of the granting of this Mortgage. Notice of the continuing grant of this Mortgage shall not be required to be stated on the face of any document evidencing any of the Obligations, nor shall such documents be required to otherwise specify that they are secured hereby.

2.       REPRESENTATIONS, WARRANTIES, COVENANTS

2.1                 Representations and Warranties. The Mortgagor represents and warrants that: (a) the Mortgagor is the sole legal owner of the Property, holding good and marketable fee simple title to the Property, subject to no liens, encumbrances, leases, security interests or rights of others, other than as set forth in detail in Exhibit C hereto (the "Permitted Encumbrances"); (b) the Mortgagor is the sole legal owner of the entire lessor's interest in the Leases and the Mortgagor has not executed any other assignment of the Leases or any of the rights or rents arising thereunder; and (c) as of the date hereof, there are no Hazardous Substances (as hereinafter defined) in, on or under the Property, except as disclosed in writing to and acknowledged by the Bank.

2.2           Restrictions on the Mortgagor. The Mortgagor covenants that it will not, directly or indirectly, without the prior written approval of the Bank in each instance: (a) sell, convey, assign, transfer, mortgage, pledge, hypothecate, lease or dispose of all or any part of any legal or beneficial interest in the Mortgagor or the Property or any part thereof or permit any of the foregoing, except as expressly permitted by the terms of this Mortgage; (b) permit the use, generation, treatment, storage, release or disposition of any oil or other material or substance constituting hazardous waste or hazardous materials or substances under any applicable Federal or state law, regulation or rule ("Hazardous Substances"); or (c) permit to be created or suffer to exist any mortgage, lien, security interest, attachment or other encumbrance or charge on the Property or any part thereof or interest therein (except for the Permitted Encumbrances).

2.3           Operation of Property. The Mortgagor covenants and agrees as follows:

(a)	The Mortgagor will not permit the Property to be used for any unlawful or improper purpose;

(b)	The Mortgagor will at all times keep the Property insured for such losses or damage, in such amounts and by such companies as may be required by law or which the Bank may require, provided that, in any case, the Mortgagor shall maintain: (i) physical hazard insurance on an "all risks" basis in an amount not less than 100% of the full replacement cost of the Property; (ii) flood insurance if and as required by applicable Federal law and as otherwise required by the Bank; (iii) comprehensive commercial general liability insurance; (iv) rent loss and business interruption insurance; and (v) such other insurance as the Bank may require from time to time, including builder's risk insurance in the case of construction loans. All policies regarding such insurance shall be issued by companies licensed to do business in the state where the policy is issued and also in the state where the Property is located, be otherwise acceptable to the Bank, provide deductible amounts acceptable to the Bank, name the Bank as a mortgagee, loss payee and additional insured, and provide that no cancellation or material modification of such policies shall occur without at least Thirty (30) days prior written notice to the Bank;

(c)	Mortgagor will at all times keep the Property in good and first-rate repair and condition (damage from casualty not excepted) and will not commit or permit any strip, waste, impairment, deterioration or alteration of the Property or any part thereof.

2.4           Payments. The Mortgagor covenants to pay when due: all Federal, state, municipal, real property and other taxes, betterment and improvement assessments and other governmental levies, water rates, sewer charges, insurance premiums and other charges on the Property, this Mortgage or any Obligation secured hereby that could, if unpaid, result in a lien on the Property or on any interest therein. If and when requested by the Bank, the Mortgagor shall deposit from time to time with the Bank sums determined by the Bank to be sufficient to pay when due the amounts referred to in this Section. The Mortgagor shall have the right to contest any notice, lien, encumbrance, claim, tax, charge, betterment assessment or premium filed or asserted against or relating to the Property; provided that it contests the same diligently and in good faith and by proper proceedings and, at the Bank's request, provides the Bank with adequate cash security, in the Bank's reasonable judgment, against the enforcement thereof. The Mortgagor shall furnish to the Bank the receipted real estate tax bills or other evidence of payment of real estate taxes for the Property within thirty (30) days prior to the date from which interest or penalty would accrue for nonpayment thereof. The Mortgagor shall also furnish to the Bank evidence of all other payments referred to above within fifteen (15) days after written request therefor by the Bank. If Mortgagor shall fail to pay such sums, the Bank may, but shall not be obligated to, advance such sums. Any sums so advanced by the Bank shall be added to the Obligations, shall bear interest at the highest rate specified in any note evidencing the Obligations, and shall be secured by the lien of this Mortgage.

2.5           Takings. In case of any condemnation or expropriation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Property (a "Taking"), or the commencement of any proceedings or negotiations that might result in a Taking, the Mortgagor shall immediately give written notice to the Bank, describing the nature and extent thereof. The Bank may, at its option, appear in any proceeding for a Taking or any negotiations relating to a Taking and the Mortgagor shall immediately give to the Bank copies of all notices, pleadings, determinations and other papers relating thereto. The Mortgagor shall in good faith and with due diligence and by proper proceedings file and prosecute its claims for any award or payment on account of any Taking. The Mortgagor shall not settle any such claim without the Bank's prior written consent. The Mortgagor shall hold any amounts received with respect to such awards or claims, by settlement, judicial decree or otherwise, in trust for the Bank and immediately pay the same to the Bank. The Mortgagor authorizes any award or settlement due in connection with a Taking to be paid directly to the Bank in amounts not exceeding the Obligations. The Bank may apply such amounts to the Obligations in such order as the Bank may determine.

2.6           Insurance Proceeds. The proceeds of any insurance resulting from any loss with respect to the Property shall be paid to the Bank and, at the option of the Bank, be applied to the Obligations in such order as the Bank may determine; provided, however, that if the Bank shall require repair of the Property, the Bank may release all or any portion of such proceeds to the Mortgagor for such purpose. Any insurance proceeds paid to the Mortgagor shall be held in trust for the Bank and promptly paid to it.

3.       DEFAULTS AND REMEDIES

3.1           Events of Default. "Event of Default" shall mean the occurrence of any one or more of the following events: (a) default of any liability, obligation, covenant or undertaking of the Mortgagor or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Mortgagor or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank; (b) failure by the Mortgagor to perform, observe or comply with any of the covenants, agreements, terms or conditions set forth in this Mortgage; (c) the (i) occurrence of any material loss, theft, damage or destruction of, or (ii) issuance or making of any levy, seizure, attachment, execution or similar process on a material portion of the Property; (d) failure of the Mortgagor or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank; (e) default of any material liability, obligation or undertaking of the Mortgagor or any guarantor of the Obligations to any other party; (f) if any statement, representation or warranty heretofore, now or hereafter made by the Mortgagor or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Mortgagor or any guarantor of the Obligations shall be determined by the Bank to have been false or misleading in any material respect when made; (g) if the Mortgagor or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (h) the death of the Guarantor and the failure by his estate(s) to assume the liabilities of the deceased as Guarantor(s) of the Loan (i) the institution by or against the Mortgagor or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC §101 etseq. or any other law in which the Mortgagor or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Mortgagor or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Mortgagor or any guarantor of the Obligations of a trust mortgage for the benefit of creditors; (j) the service upon the Bank of a writ in which the Bank is named as trustee of the Mortgagor or any guarantor of the Obligations; (k) a judgment or judgments for the payment of money shall be rendered against the Mortgagor or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; (I) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Mortgagor or any guarantor of the Obligations; (m) the termination or revocation of any guaranty of the Obligations; (n) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Mortgagor or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure orthatthe prospects fortimely or full payment or performance of any obligation of the Mortgagor or any guarantor of the Obligations to the Bank has been or may be impaired; or (o) the vesting of title to the Property in any entity other than Sachem Capital Corp. or any change in control of Sachem Capital Corp..

3.2            Remedies. On the occurrence of any Event of Default the Bank may, at any time thereafter, at its option and, to the extent permitted by applicable law, without notice, exercise any or all of the following remedies:

(a)	Declare the Obligations due and payable, and the Obligations shall thereupon become immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by the Mortgagor except for Obligations due and payable on demand, which shall be due and payable on demand whether or not an event of default has occurred hereunder;

(b)	Enter, take possession of, manage and operate the Property (including all personal property and all records and documents pertaining thereto) and any part thereof and exclude the Mortgagor therefrom, take all actions it deems necessary or proper to preserve the Property and operate the Property as a mortgagee in possession with all the powers as could be exercised by a receiver or as otherwise provided herein or by applicable law; provided, however, the entry by the Bank upon the Property for any reason shall not cause the Bank to be a mortgagee in possession, except upon the express written declaration of the Bank;

(c)	With or without taking possession, receive and collect all rents, income, issues and profits ("Rents") from the Property (including all real estate and personal property and whether past due or thereafter accruing), including as may arise under the Leases, and the Mortgagor appoints the Bank as its true and lawful attorney with the power for the Bank in its own name and capacity to demand and collect Rents and take any action that the Mortgagor is authorized to take under the Leases. The Bank shall (after payment of all costs and expenses incurred) apply any Rents received by it to the Obligations in such order as the Bank determines, or in accordance with any applicable statute, and the Mortgagor agrees that exercise of such rights and disposition of such funds shall not be deemed to cure any default or constitute a waiver of any foreclosure once commenced nor preclude the later commencement of foreclosure for breach thereof. The Bank shall be liable to account only for such Rents actually received by the Bank. Lessees under the Leases are hereby authorized and directed, following notice from the Bank, to pay all amounts due the Mortgagor under the Leases to the Bank, whereupon such lessees shall be relieved of any and all duty and obligation to the Mortgagor with respect to such payments so made;

(d)	In addition to any other remedies, to sell the Property or any part thereof or interest therein pursuant to exercise of its power of sale or otherwise at public auction on terms and conditions as the Bank may determine, or otherwise foreclose this Mortgage in any manner permitted by law, and upon such sale the Mortgagor shall execute and deliver such instruments as the Bank may request in order to convey and transfer all of the Mortgagor's interest in the Property, and the same shall operate to divest all rights, title and interest of the Mortgagor in and to the Property. In the event this Mortgage shall include more than one parcel of property or subdivision (each hereinafter called a "portion"), the Bank shall, in its sole and exclusive discretion and to the extent permitted by applicable law, be empowered to foreclose upon any such portion without impairing its right to foreclose subsequently upon any other portion or the entirety of the Property from time to time thereafter. In addition, the Bank may in its sole and exclusive discretion subordinate this Mortgage to one or more Leases for the sole purpose of preserving any such Lease in the event of a foreclosure;

(e)	Cause one or more environmental assessments to be taken, arrange for the cleanup of any Hazardous Substances or otherwise cure the Mortgagor's failure to comply with any statute, regulation or ordinance relating to the presence or cleanup of Hazardous Substances, and the Mortgagor shall provide the Bank or its agents with access to the Property for such purposes; provided that the exercise of any of such remedies shall not be deemed to have relieved the Mortgagor from any responsibility therefor or given the Bank "control" over the Property or cause the Bank to be considered to be a mortgagee in possession, "owner" or "operator" of the Property for purposes of any applicable law, rule or regulation pertaining to Hazardous Substances; and

(f)	Take such other actions or proceedings as the Bank deems necessary or advisable to protect its interest in the Property and ensure payment and performance of the Obligations, including, without limitation, appointment of a receiver (and the Mortgagor hereby waives any right to object to such appointment) and exercise of any of the Bank's remedies provided herein or in any other document evidencing, securing or relating to any of the Obligations or available to a secured party under the Uniform Commercial Code or under other applicable law. In addition, the Bank shall have all other remedies provided by applicable law, including, without limitation, the right to pursue a judicial sale of the Property or any portion thereof by deed, assignment or otherwise.

The Mortgagor agrees and acknowledges that the acceptance by the Bank of any payments from either the Mortgagor or any guarantor after the occurrence of any Event of Default, the exercise by the Bank of any remedy set forth herein or the commencement, discontinuance or abandonment of foreclosure proceedings against the Property shall not waive the Bank subsequent or concurrent right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Bank. The Mortgagor agrees and acknowledges that the Bank, by making payments or incurring costs described herein, shall be subrogated to any right of the Mortgagor to seek reimbursement from any third parties, including, without limitation, any predecessor in interest to the Mortgagor's title or other party who may be responsible under any law, regulation or ordinance relating to the presence or cleanup of Hazardous Substances.

3.3                Advances. If the Mortgagor fails to pay or perform any of its obligations respecting the Property, the Bank may in its sole discretion do so without waiving or releasing Mortgagor from any such obligation. Any such payments may include, but are not limited to, payments for taxes, assessments and other governmental levies, water rates, insurance premiums, maintenance, repairs or improvements constituting part of the Property. Any amounts paid by the Bank hereunder shall be, until reimbursed by the Mortgagor, part of the Obligations and secured by this Mortgage, and shall be due and payable to the Bank, on demand, together with interest thereon to the extent permitted by applicable law, at the highest rate permitted under any of the notes evidencing the Obligations.

3.4                Cumulative Rights and Remedies. All of the foregoing rights, remedies and options (including without limitation the right to enter and take possession of the Property, the right to manage and operate the same, and the right to collect Rents, in each case whether by a receiver or otherwise) are cumulative and in addition to any rights the Bank might otherwise have, whether at law or by agreement, and may be exercised separately or concurrently and none of which shall be exclusive of any other. The Mortgagor further agrees that the Bank may exercise any or all of its rights or remedies set forth herein without having to pay the Mortgagor any sums for use or occupancy of the Property.

3.5                Mortgagor's Waiver of Certain Rights. To the extent permitted by applicable law, the Mortgagor hereby waives the benefit of all present and future laws (i) providing for any appraisal before sale of all or any portion of the Property or (ii) in any way extending the time for the enforcement of the collection of the Obligations or creating or extending a period of redemption from any sale made hereunder.

4.       MISCELLANEOUS

4.1                 Costs and Expenses. To the extent permitted by applicable law, the Mortgagor shall pay to the Bank, on demand, all reasonable expenses (including attorneys' fees and expenses and reasonable consulting, accounting, appraisal, brokerage and similar professional fees and charges) incurred by the Bank in connection with the Bank's interpretation, recordation of this Mortgage, exercise, preservation or enforcement of any of its rights, remedies and options set forth in this Mortgage and in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise relating to the Obligations, together with interest thereon to the extent permitted by applicable law, until paid in full by the Mortgagor at the highest rate set forth in any of the notes evidencing the Obligations. Any amounts owed by the Mortgagor hereunder shall be, until paid, part of the Obligations and secured by this Mortgage, and the Bank shall be entitled, to the extent permitted by law, to receive and retain such amounts in any action for a deficiency against or redemption by the Mortgagor, or any accounting for the proceeds of a foreclosure sale or of insurance proceeds.

4.2           Waivers. The Mortgagor waives notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretion (all of which are hereinafter collectively referred to as "the Bank's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Mortgagor hereunder or of any demand shall operate as a waiver of any other default hereunder or of any other demand. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Mortgage. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Mortgagor at any time (whether before, during or after the effective date or term of this Mortgage) shall be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under this Mortgage (nor shall anything in this Mortgage be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction) but all the Bank's rights and remedies not only underthe provisions of this Mortgage but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

4.3           Waiver of Homestead. To the maximum extent permitted under applicable law, the Mortgagor hereby waives and terminates any homestead rights and/or exemptions respecting the Property underthe provisions of any applicable homestead laws, including without limitation, Section 52-352b of the Connecticut General Statutes Annotated.

4.4           Joint and Several. If there is more than one Mortgagor, each of them shall be jointly and severally liable for payment and/or performance of all obligations secured by this Mortgage and the term "Mortgagor" shall include each as well as all of them.

4.5           Severability. If any provision of this Mortgage or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Mortgage (orthe remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

4.6           Complete Agreement. This Mortgage and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

4.7           Binding Effect of Agreement. This Mortgage shall run with the land and be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until all Obligations are fully and indefeasibly paid. The Bank may transfer and assign this Mortgage and deliver any collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Mortgage and such collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, otherthan the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Mortgage orthe other Loan Documents.

4.8           Notices. Any notices under or pursuant to this Mortgage shall be deemed duly received and effective if delivered in hand to any officer or agent of the Mortgagor or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Mortgagor or Bank at the address set forth in this Mortgage or as any party may from time to time designate by written notice to the other party.

4.9            Governing Law. This Mortgage shall be governed by the laws of the State of Connecticut.

4.10          JURY WAIVER. THE MORTGAGOR AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS MORTGAGE, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. THE MORTGAGOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.PREJUDGMENT REMEDY WAIVER. MORTGAGOR HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOANS SECURED BY THIS MORTGAGE SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT ANY SUCH LOAN IS A COMMERCIAL TRANSACTION AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. MORTGAGOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES ANNOTATED, SECTION 52-278A ET. SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, MORTGAGOR ACKNOWLEDGES THAT THE BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES ANNOTATED, SECTION 52-278F, ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. MORTGAGOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY THE BANK'S ATTORNEY, AND THE BANK ACKNOWLEDGES MORTGAGOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. MORTGAGOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF THE BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY THE BANK AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY THE BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF MORTGAGOR OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY THE BANK. MORTGAGOR ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

Executed as an instrument under seal as of February 28, 2023.

Witness:	Borrower:

Sachem Capital Corp.,

/s/Amanda Tiernan	By:	/s/ John Warch
Amanda Tiernan		John Warch,
Chief Financial Officer
/s/Peter Giannotti
Peter Giannotti

STATE OF CONNECTICUT)

)	SS. EAST HAVEN	FEBRUARY 28, 2023

COUNTY OF NEW HAVEN )

On this the 28th day of February, 2023, before me, the undersigned officer, personally appeared John Warch, who acknowledged himself to be the Chief Financial Officer of Sachem Capital Corp., a Connecticut corporation, and that he as such Chairman, Chief Executive Officer, Chief Financial Officer and Secretary, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such.

In witness whereof I hereunto set my hand.

/s/ Amanda Tiernan
Commissioner of the Superior Court/ Notary Public My Commission Expires

EXHIBIT “A”

Property Description

568 East Main Street

Branford. CT

A certain parcel of land situated in the Town of Branford, County of New Haven, and State of Connecticut, known as Parcel A on property known as 560 and 568 East Main Street, being more particularly bounded and described as follows:

Beginning at a Connecticut Highway Department monument on the Northerly streetline of East Main Street (CT Route 1) at the division line of land now or formerly of Nelson B. Cooke and land hereinafter described being the Southeasterly corner of said parcel;

Thence running South 71° - 16’ - 00” West 114.75 feet, to a point, thence turning and running along a counter-clockwise curve having a radius of 1109.45 feet and an arc length of 100.25 feet, all along the Northerly streetline of East Main Street (CT Route 1) to a point;

Thence running the following three (3) courses and distances along proposed Parcel “B” to a point;

North 36° - 56’ - 28” West 121.81 feet, to a point,

North 63° - 58’ - 47” East 74.49 feet, to a point,

North 27° - 02’ - 58” West 183.33 feet, to a point,

Thence running North 68° - 03’ - 00” East 246.67 feet along land now or formerly of Ralph C. Delucia, to a point;

Thence running South 11° - 16’ - 40” East 315.34 feet along land now or formerly of Nelson B. Cooke, to the point of beginning.

The hereinbefore described parcel of land is more particularly bounded and described on a map entitled: Existing Conditions - Property Located at #560 & #568 East Main Street, Branford, Connecticut - Proposed Property Line - Parcels A & B; prepared for Jonathan Smith; Scale: 1” = 30’; Dated: December 14, 2010; Revised February 21, 2011; and prepared by Criscuolo Engineering LLC, which map is on file in the Branford Town Clerk’s Office as Map #3589.

Together with the right, privilege and authority to perpetually maintain a permanent easement and right of w&y for a sanitary sewer line and a surface water drainage line, including the right to lay, maintain, repair and replace the· same in and through a strip of land bounded and described as follows:

SOUTHERLY by a portion of Parcel “B” 341.29 feet;

WESTERLY by School Grounds Road, 30.11 feet;

NORTHERLY by land now or formerly of Ralph C. DeLucia, 119.40 feet and by a portion of Parcel “B” 211.39 feet, each in part, 330.79 feet in all.

EASTERLY by Parcel . “A”, 31.02 feet.

TOGETHER WITH the terms of a Mutual Easement Agreement by and between Sachem Capital Corp and Estate of Johnathan Smith dated and recorded June 21, 2021 in Volume 1318 at Page 903 of the Branford Land Records.

Property Description

698 Main Street

Branford. CT

All that certain piece or parcel of land, with the buildings and improvements thereon, situated in the Town of Branford, County of New Haven and State of Connecticut,known as #698 Main Street, as shown on a map entitled "Property Located at #698 Main Street, Branford, Connecticut, Prepared for Sachem Capital Partners, LLC, Proposed Site Plan" dated 3/17/2017, revised 4/25/2017 and 6/8/2017, on file in the Branford Town Clerk’s Office as Map No. 3886.

EXHIBIT “B”

Note

COMMERCIAL TERM NOTE

East Haven, Connecticut

$1,660,000.00	February 28, 2023

FOR VALUE RECEIVED, Sachem Capital Corp., a [STATE] Corporation with a principal business address at 698 Main Street, Branford, Connecticut (hereinafter referred to as the "Borrower") promises to pay to the order of NEW HAVEN BANK, with a place of business at 299 Whalley Avenue, New Haven, Connecticut 06511 (hereinafter referred to as "Lender") at its aforesaid office or at such other place as Lender may designate in writing, the principal sum of ONE MILLION SIX HUNDRED SIXTY THOUSAND DOLLARS ($1,660,000.00) in lawful money of the United States, together with interest thereon or on the unpaid balance thereof before and after maturity by acceleration or otherwise, at the interest rate specified herein, together with all taxes that may be assessed against said payee or the Lender of this Note upon said principal sum or the unpaid balance thereof and all costs of collection, including reasonable attorney's fees, whether or not suit is brought to enforce collection.

Section 1.	PAYMENTS

Principal and interest payments will be based upon a Twenty (20) year amortization schedule and shall be payable in One Hundred Eighty (180) consecutive monthly installments on the same day of each month commencing on April 1, 2023 and continuing on the same day of each month thereafter and one (1) final balloon payment on the Maturity Date (as hereinafter defined). Until any increase or decrease resulting from any change in the Initial Interest Rate, as hereinafter defined, each monthly installment shall be in the amount equal to [Eleven Thousand Seven Hundred Thirty-Six Dollars and Sixty Cents ($11,736.60)]. The outstanding principal balance, together with interest accrued thereon, shall be due and payable, if not sooner paid, without the necessity for demand or notice, on March 1, 2038 (the "Maturity Date").

Section 2.	INTEREST RATE

The rate of interest payable hereunder may change. Each date on which the rate of interest may change will be called a "Change Date". The initial rate of interest hereunder shall be Five and Three Quarters (5.75%) percent per annum (the "Initial Interest Rate"). On March 1, 2028 and March 1,2033 (each a "Change Date"), the Lender will calculate the new interest rate by adding one hundred seventy-five (175) basis points to the Federal Home Loan Bank of Boston 5-Year Classic Advance Rate (the "Index"). Such sum will be the interest rate commencing as of each applicable Change Date. The Lender or the holder hereof will then determine the amount of the monthly payment that would be sufficient to repay in full the principal sum owed on each Change Date in substantially equal payments at the new interest rate based upon the balance of the twenty-year amortization. Notwithstanding the foregoing, at no time will the interest rate be lower than Five and Three Quarters (5.75%) percent per annum.

If the Index is no longer published, the Lender may choose a replacement national index it deems to be comparable or otherwise appropriate in its sole discretion.

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All payments received by the Lender hereof shall be applied to amounts owing hereunder (including, without limitation, interest, principal and the payment of costs, fees, and expenses due from the Borrower to the Lender) as directed by the Lender acting in its sole discretion.

Section 3.	COMPUTATION OF INTEREST

Interest shall be calculated on a monthly basis based upon a 360 day year for the actual number of days in each period to which interest is being charged.

Section 4.	PREPAYMENT

The Borrower may prepay this Note at any time, in whole or in part, without charge. Any partial payments shall be applied against installments of principal coming due hereunder in the inverse order of their maturity and shall not relieve the Borrower of the obligation to make payments hereunder until the indebtedness described herein has been fully and finally paid.

Section 5.	LATE CHARGE

If any payment provided for herein shall be unpaid ten (10) days after the due date thereof, then without in any way affecting the Lender's right to accelerate all sums due hereunder, a late charge of five percent (5.00%) of the amount then due, including without limitation amounts which have been accelerated, shall be immediately due to Lender as liquidated damages to cover the additional expenses involved in handling such overdue payment. Such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any fees and charges of any agents or attorneys which Lender is entitled to employ upon the occurrence of an Event of Default, as hereinafter defined, whether authorized herein or by law. The aforesaid late charge, when and if applicable, shall be due and payable without notice or demand.

Section 6.	FINANCIAL CONDITION

Borrower acknowledges that the state or condition of its operations is of material importance to the Lender throughout the term of this Note. Accordingly, Borrower agrees to provide the Lender with updated financial information as set forth in the Lender's commitment letter dated December 28, 2022. Borrower acknowledges and agrees that failure to provide said financial information shall constitute an Event of Default, as hereinafter defined, and the Lender may, without further notice to Borrower, impose a penalty interest rate on the unpaid principal balance of this Note equal to the rate in effect at the time of such default, plus three percent (3.00%) per annum. If imposed, this rate shall remain in effect until such time as Borrower has satisfied completely its obligations to provide the Lender with updated financial information.

Section 7.	SECURITY

This Note is secured by a mortgage (the "Mortgage") on the real property, leases and rentals and the fixtures and appurtenances attached thereto, known as 568 East Main Street and 698 Main Street located in Branford, Connecticut (the "Mortgaged Property").

Section 8.	EVENTS OF DEFAULT

Upon the occurrence of any of the following events (individually, an "Event of Default" or collectively "Events of Default"), the entire amount owing hereunder, plus the amount of any prepayment premium provided for in Section 4 above, shall thereupon, at the option of the Lender, and without notice or demand, become immediately due and payable:

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Default of the Borrower, any endorser or guarantor of this Note in any payment due under the terms of this Note, or any other guaranty, security agreement, or other instrument securing or relating to this Note after the same shall be due;

If any statement, representation or warranty heretofore, now or hereafter made by the Borrower, any endorser or any guarantor hereof in connection with the loan evidenced by this Note or in any supporting financial statement of the Borrower, any endorser or any guarantor hereof shall be determined by the Lender to have been false or misleading in any material respect when made;

Default by Borrower, any endorser or guarantor of this Note in or failure to perform, beyond any applicable grace period, any of the covenants, conditions, agreements or provisions herein, in any security agreement, guaranty or other instrument securing or relating to this Note;

The assignment of any property for the benefit of creditors by the Borrower or any endorser or guarantor of this Note;

Failure of the Borrower, any endorser or guarantor of this Note to file any tax return or to pay or remit any tax when due, unless Borrower, endorser or guarantor has obtained a valid extension to contest the same in good faith;

Uninsured loss, theft, substantial damage, sale or encumbrance to or of any property constituting collateral or the making of any levy, seizure, or attachment thereof or thereon not discharged within sixty (60) days (or not contested in good faith and diligently pursued) or the failure to pay when due any tax thereon;

A sale, transfer or conveyance of all or any part of the property or any interest therein (whether voluntary, by operation of law, or otherwise), including, but not limited to the creation of a lien, encumbrance or mortgage subordinate to the lien of this Note which stands as security for the repayment of the indebtedness evidenced by this Note, or upon any change by addition, substitution, withdrawal or otherwise of any legal or beneficial ownership interest in Borrower, or any member of Borrower, without Lender's prior written consent;

The failure of Borrower to maintain its primary operating commercial business checking account with Lender, and deposit into said account all rental payments, security deposits, additional rent and other income and profits from the operation of the Mortgaged Property.

The filing by the Borrower, any endorser or guarantor of this Note of a petition for relief pursuant to any statute, any of the United States or any state, relating to bankruptcy, insolvency, reorganization or for the appointment of a receiver or trustee;

The filing against the Borrower, any endorser or guarantor of this Note of a petition, order or other action pursuant to any statute, any of the United States or any State, relating to bankruptcy, insolvency, reorganization or for the appointment of a receiver or trustee, any of which is consented to or remains in effect for more than thirty (30) days;

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The insolvency of the Borrower, any endorser or guarantor of this Note (a person or entity shall be deemed to be insolvent if it is unable to pay its debts as they become due or if the fair market value of its assets do not exceed its aggregate liabilities);

Default on any other note or obligation of the Borrower, any endorser or guarantor of this Note to the Lender;

Default of any material liability obligation or undertaking of the Borrower, any endorser or any guarantor hereof to any party other than the Lender;

The death or incapacity of any individual guarantor or the dissolution of the Borrower or any corporate guarantor;

The termination or revocation by any guarantor of any guaranty hereof;

The Lender believes that any adverse change in the assets, liabilities, financial condition or business of Borrower, any endorser or guarantor of this Note has occurred since the date of any financial statement delivered to the Lender before or after the date of this Agreement;

At any time Lender believes, in good faith, that the prospect of the payment of any of the liabilities or the performance of any agreement of Borrower and each endorser and guarantor of this Note to Lender or any other person is impaired or there is such a change in the assets, liabilities, financial condition or business of Borrower, any endorser or guarantor of this Note that the Lender believes in good faith impairs the Lender's collateral or increases its risk of non-collection.

Section 9.	DEFAULT INTEREST RATE

Upon the occurrence of any Event of Default hereunder, the entire outstanding amount due hereunder, at the option of the Lender, shall bear interest while such Event of Default remains uncured (including any time occurring after judgment) at a rate equal to the lesser of (i) the highest rate permitted by the laws of the State of Connecticut or (ii) [three] percent ([3]%) per annum in excess of the interest rate in effect at the time of the occurrence of such Event of Default.

Section 10.	REMEDIES

If an Event of Default occurs, the unpaid remaining principal balance of the indebtedness arising under this Note together with all accrued and unpaid interest thereon and all other amounts due hereunder shall immediately become due and payable, at the option of the Lender, without the necessity for demand or notice, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any othertime. If an Event of Default occurs, Lender may, at its option, avail itself of all available legal remedies as a result of any default, including without limitation, imposition of the default rate with or without acceleration, collection of the sums due under this Note, and/or foreclosure of the Mortgage securing the same. If this Note is not paid when due, whether in accordance with the terms hereof, by acceleration or otherwise, the Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

Any deposits, securities or other property of the Borrower (exclusive of deposits, securities or other property held by the Borrower in a fiduciary capacity for the benefit of others) which are at any time within the Lender's possession or control may be held and treated as collateral security for the payment of this Note, and the Lender shall have a lien thereon and right to set-off the same against any sums due hereunder, without demand or prior notice.

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Section 11.	WAIVERS

The Borrower, endorsers, guarantors, sureties and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, any rights to notice and/or hearing allowed by any state or federal law with respect to any prejudgment remedy which Lender may desire to use, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals and extensions of the terms hereof, including time for payment, and further agree that any such renewal or extension of the terms hereof or the release, exchange or substitution of any collateral given as security for the indebtedness evidenced hereby or any other indulgences, made with or without consideration, shall not affect the liability of any of said parties for the indebtedness evidenced by this Note. Any such renewals or extensions may be made without notice to any of said parties.

Section 12.	MISCELLANEOUS

The Borrower represents to the Lender that the proceeds of this Note will not be used for personal, family or household purposes or for the purposes of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

Borrower hereby agrees that the indebtedness evidenced by this Note is a "Commercial Transaction" as defined by the Connecticut General Statutes as amended.

BORROWER AND EVERY ENDORSER HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER, UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS NOW IN EFFECT, OR HEREAFTER AMENDED, OR AS OTHERWISE ALLOWED BY LAW, IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES THE LENDER HEREOF MAY DESIRE TO USE BY VIRTUE OF ANY DEFAULTS OF PROVISIONS OF THIS NOTE. FURTHER, TO THE EXTENT PERMITTED BY LAW, BORROWER DOES HEREBY WAIVE THE RIGHT TO REQUIRE THE POSTING OF A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY THE LENDER OR HOLDER HEREOF MAY OBTAIN AND THE BENEFITS OF ALL APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS, NOW IN FORCE OR WHICH MAY HEREAFTER COME INTO EFFECT. FURTHER, BORROWER AND EVERY ENDORSER HEREBY CONSENT TO THE RECORDING OF PREJUDGMENT REMEDY ATTACHMENTS AND/OR JUDGMENT LIENS AGAINST ITS PROPERTIES RESULTING FROM DEFAULTS UNDER THIS NOTE.

BORROWER AGREES THAT THIS NOTE OR ANY INSTALLMENT THEREOF MAY FROM TIME TO TIME BE EXTENDED OR RENEWED FOR ANY TERM OR TERMS AT THE OPTION OF THE LENDER. BORROWER CONSENTS TO ANY RELEASE OF ANY PARTY LIABLE FOR PAYMENT OF THIS NOTE. ANY SUCH EXTENSION, RENEWAL OR RELEASE MAY BE MADE WITHOUT NOTICE TO ANY SUCH PARTY OR TO BORROWER WITHOUT DISCHARGING SUCH PARTY'S OR MAKER'S LIABILITY HEREUNDER.

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BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST LENDER OR BORROWER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY LENDER, BORROWER HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE COURT IN THE STATE OF CONNECTICUT OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT, WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND BORROWER ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS INSTRUMENT ARE EXCLUSIVE UNLESS ALL SUCH COURTS ARE UNABLE OR UNWILLING TO ACCEPT JURISDICTION AND VENUE, IN WHICH EVENT SUCH JURISDICTION AND VENUE ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

BORROWER AND EVERY ENDORSER EXPRESSLY WAIVE ANY CLAIM AGAINST LENDER FOR CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH ANY ACTION OR FAILURE TO ACT BY LENDER.

The Lender is hereby authorized, without further notice, to complete any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder or at the Lender's option as of the date when the loan representing this Note has been processed by the Lender.

The rights or remedies of the Lender as provided in this Note, the Mortgage and in any of the other loan documents shall be cumulative and concurrent, and may be pursued singularly, successively or together against Borrower or any guarantor hereof and any other funds, property or security held by Lender for the payment hereof or otherwise at the sole discretion of the Lender. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time. No delay or omission by the Lender in exercising or enforcing any of its powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver. The Lender's acceptance of any payment hereunder, following any Event of Default, shall not constitute a waiver of such default or of any of the Lender's rights or remedies hereunder (including charging interest at the increased rate as provided for herein), unless waived in writing by Lender.

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The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several, except as may be specifically limited within each respective guaranty agreement; provided however, the release by the Lender of the Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser and any guarantor is to such person, individually and as to all persons jointly. References in this Note to the Borrower in the singular shall include the plural and if Borrower consists of more than one person and/or entity, the liability of each Borrower shall be joint and several. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to the Lender of the person from whom contribution is sought have been satisfied in full.

The Borrower, endorsers, guarantors (as may be specifically limited within each respective guaranty agreement), sureties and all other persons liable or to become liable on this Note, agree jointly and severally to pay all costs, expenses and reasonable attorneys' and other professionals' fees incurred in any action to collect and/or enforce this Note or to enforce, protect, preserve, defend, realize upon or foreclose the Mortgage or any of the other loan documents, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, or to enforce, protect, preserve, defend or sustain the lien of said loan documents in any litigation or controversy arising from or connected in any manner with said loan documents and further agrees to pay all actual costs, expenses and reasonable attorneys' and other professionals' fees incurred by Lender in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and further in connection with any re-negotiation or restructuring of the indebtedness evidenced by this Note whether suit be brought or not, and whether through courts of original jurisdiction as well as courts of appellate jurisdiction or through a Bankruptcy Court, (including offers to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services or other legal proceedings. Any such costs, expenses and/or fees remaining unpaid after demand therefor, may, at the discretion of the Lender, be added to the principal amount of the indebtedness evidenced by this Note.

The Lender may transfer this Note and deliver to the transferee all or any part of the property, if any, then held by it as security hereunder, and the transferee shall become vested with all the powers and rights herein given to the Lender with respect to the property, if any, so transferred, but the Lender shall retain all rights and powers hereby given with respect to any property, if any, not so transferred.

In the event any payment of principal or interest received upon this obligation and paid by the Borrower, or any guarantor, surety, or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or otherwise due to any party other than the Lender, then in any such event, the obligation of the Borrower or any guarantor, surety, or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, notwithstanding return by the Lender to said parties of the original hereof, or any guaranty, endorsement or the like.

Notwithstanding any provision herein or in any instrument now or hereafter evidencing or securing the indebtedness herein set forth, the total liability of the Borrower for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Connecticut governing the provisions of this Note. If, notwithstanding the above, interest exceeding the aforementioned limit is paid hereunder, the excess shall be, at the Lender's option, either (i) deemed a voluntary prepayment of principal or (ii) refunded to the Borrower.

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If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provisions shall be deemed ineffective and the remainder of this Note shall not be affected, and in lieu of such invalid or unenforceable provisions, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

This Note shall be governed by the laws of the State of Connecticut and shall take effect as a sealed instrument.

This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change modification or discharge is sought.

This Note shall be binding upon the Borrower and each guarantor and endorser hereof and upon their respective heirs, successors, assigns and representatives and shall inure to the benefit of the Lender and its successors, endorsees and assigns.

The Borrower agrees to be bound by the terms and conditions as stated herein. The Borrower further acknowledges that a copy of this Note and its included terms has been read and received prior to the time of the making of this Note and that the Borrower has received a completed copy of this Note.

The section headings contained in this Note are inserted for convenience or reference only and shall not affect in any way the meaning or interpretation of this Note.

THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS BEEN REPRESENTED BY COUNSEL AND THAT THIS DOCUMENT WAS AVAILABLE FOR REVIEW PRIOR TO ITS EXECUTION.

IN WITNESS WHEREOF, Borrower has executed this Note as a sealed instrument on the day and year first written above.

Sachem Capital Corp.

By:	/s/ John Warch
John Warch,
Chief Financial Officer

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EXHIBIT "C"
Permitted Encumbrances

NONE